UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2007 (April 27, 2007)
Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of Principal Executive Offices) (Zip Code)
(414) 382-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99: REVISED SECTIONS OF FORM 10-K
INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events.
     Rockwell Automation, Inc. (“Rockwell”) is filing this Current Report on Form 8-K (this “Form 8-K”) to update certain sections included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2006 (the “Form 10-K”) for presentation of (i) its former Dodge mechanical and Reliance Electric motors and motor repair services businesses and its former ElectroCraft Engineered Solutions business as discontinued operations and (ii) its historical Control Systems operating segment as two operating segments consistent with those being reported beginning in Rockwell’s 2007 fiscal year.
     As reported in Rockwell’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006 (the “Form 10-Q”), Rockwell (i) announced that it had entered into a definitive agreement to sell its Dodge mechanical and Reliance Electric motors and motor repair services businesses on November 7, 2006 and (ii) sold the assets of its ElectroCraft Engineered Solutions business in March 2006. Rockwell presented these businesses as discontinued operations in the condensed consolidated financial statements included in the Form 10-Q for all periods presented in the Form 10-Q. On January 31, 2007, Rockwell completed the sale of its Dodge mechanical and Reliance Electric motors and motor repair services businesses.
     Also as reported in the Form 10-Q, Rockwell realigned its internal management reporting structure effective October 1, 2006. As a result of this realignment, in the Form 10-Q, Rockwell began reporting its historical Control Systems operating segment as two new operating segments: Architecture & Software and Control Products & Solutions.
     Rockwell’s revised selected financial data for the fiscal years ended September 30, 2006, 2005, 2004, 2003 and 2002, audited consolidated financial statements for the fiscal years ended September 30, 2006, 2005 and 2004 and related Management’s Discussion and Analysis of Financial Condition and Results of Operations, reflecting the presentation of its Dodge mechanical and Reliance Electric motors and motor repair services businesses and its ElectroCraft Engineered Solutions business as discontinued operations and its historical Control Systems operating segment as two operating segments, are filed as Exhibit 99 to this Form 8-K. These new presentations have no effect on Rockwell’s reported net income for any reporting period and have no material effect on Rockwell’s results of operations or financial condition. The revised sections of the Form 10-K included in this Form 8-K have not otherwise been updated for events occurring after the date of the consolidated financial statements, which were originally presented in the Form 10-K. All other information in the Form 10-K remains unchanged, and has not been updated for events occurring after September 30, 2006. This Form 8-K should be read in conjunction with the Form 10-K (except for Items 6, 7 and 8, which are included in this Form 8-K) and Rockwell’s other periodic reports on Form 10-Q and Form 8-K.
(Page 2 of 5 Pages)

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
23	Consent of Independent Registered Public Accounting Firm.

99	Revised Selected Financial Data, revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and revised Financial Statements and Supplementary Data (Part II, Items 6, 7 and 8 of Rockwell’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006).
(Page 3 of 5 Pages)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel and Secretary

Date: April 27, 2007
(Page 4 of 5 Pages)

EXHIBIT INDEX

Exhibit
Number	Description
23	Consent of Independent Registered Public Accounting Firm.

99	Revised Selected Financial Data, revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and revised Financial Statements and Supplementary Data (Part II, Items 6, 7 and 8 of Rockwell’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006).

(Page 5 of 5 Pages)